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                    9% SUBORDINATED PROMISSORY NOTE DUE 2004


$1,000,000                                                     September 5, 1997
                                                               Pleasant Hill, CA


     FOR VALUE RECEIVED, CSN, INC., a Delaware corporation ("BORROWER"), hereby unconditionally promises to pay to the order of KENNETH ODA (for the benefit of Kenneth Oda, Harunori Oda and Amy Oda Uyemura) ("LENDER"), in lawful money of the United States of America and in immediately available funds, the principal sum of One Million Dollars ($1,000,000) (the "LOAN") together with accrued and unpaid interest thereon, payable on the dates and in the manner set forth below.

     1. PRINCIPAL REPAYMENT. The outstanding principal amount of the Loan shall become due and payable on August 31, 2004 (the "MATURITY DATE"); provided that, if earlier, the principal amount of this Loan shall automatically become due and payable on the nine month anniversary of the date on which Borrower consummates on initial registered public offering of any class of its common stock under the Securities Act of 1933, as amended. The Borrower may prepay this Note at any time upon the prior written consent of the Administrative Agent for the holders of Senior Indebtedness (as defined below) without premium or penalty.

     2. INTEREST. Borrower shall pay interest in cash on the last business day of each month from the date of this Note until the Maturity Date at the rate of 9.0% per annum. Interest shall be calculated on the basis of a 365-day year for the actual number of days elapsed.

     3. APPLICATION OF PAYMENTS. Payments on this Note shall be applied first to accrued interest, and thereafter to the outstanding principal balance hereof. All amounts payable hereunder shall be payable to Lender at the address it specifies to Borrower in writing.

     4.   SUBORDINATION.

     (a) AGREEMENT TO SUBORDINATE. The Borrower, for itself, its successors and assigns, covenants and agrees, and the Lender by acceptance hereof, likewise covenants and agrees, that the payment of the principal of and interest on this
Note is hereby expressly subordinated to the extent and in the manner hereinafter set forth in right of payment to the prior payment in full of the Borrower and its subsidiaries ("SENIOR INDEBTEDNESS") which shall mean (i) the indebtedness pursuant to the Amended and Restated Credit Agreement dated as of February 20, 1997 among Borrower, Color Spot Nurseries, Inc., and Credit Agricole

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Indosuez, as Administrative Agent (the "AGENT") for itself and the other lending institutions party thereto, IBJ Schroder Bank & Trust Company, as Co-Agent, and the other lending institutions party thereto (the "CREDIT AGREEMENT"), and the related security documents, guarantees, agreements in each case as the Credit Agreement and related agreements may be amended (including any amendment and restatement thereof), supplemented or otherwise modified from time to time, including any agreement extending the maturity of, refinancing, replacing or restructuring (including, without limitation, increasing amount of available borrowings thereunder) all or a portion of the Indebtedness under any such agreement or any successor or replacement agreement and whether by the same or any other agents, lender or group of lenders, and (ii) all fees, costs, indemnities, expenses, reimbursement obligations and other obligations payable under the Credit Agreement or any other agreement relating thereto accrued to the date of payment, and guarantees of the foregoing, and that such subordination is for the benefit of the holders of Senior Indebtedness and may be enforced directly by them against the Lender (or its assignee). All persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness shall be entitled to rely hereon, and such provisions are made for the benefit of the holders of Senior Indebtedness, and the Agent for such holders may proceed to enforce such provisions directly against the Lender.

     (b) SUBORDINATION IN THE EVENT OF DEFAULT ON SENIOR INDEBTEDNESS. Unless and until the Senior Indebtedness shall have been paid in full in cash, no payment of principal or interest shall be made on this Note either directly or indirectly, by set off, redemption, purchase or in any other manner; provided, however, that the Borrower may make payments and prepayments on this Note when and as, and only when and as, the same are due and payable in accordance with the terms and conditions of this Note, unless there exists any Default or Event of Default (as defined in the Credit Agreement) with respect to the Senior Indebtedness. If any payment, distribution or security or any proceeds of any thereof be collected or received by the Lender (or its assignee) which is required to be paid to the holders of Senior Indebtedness by, or which is not entitled to be received by the Lender under this Section 4, the Lender (or its assignee) will forthwith deliver the same to the holders of the Senior Indebtedness in precisely the form received (except for the indorsement without recourse or the assignment without recourse of the Lender where necessary) and, until so delivered, the same shall be held in trust by the Lender (or its assignee) as the property of the holders of the Senior Indebtedness.

     (c) ACCELERATION OF BF NOTES. Neither the Lender (nor its assignee) will, without the prior written consent of the holders of the Senior Indebtedness, accelerate or take action to enforce any obligation in respect of this Note and will not commence (i) any action at law, suit in equity, arbitration proceedings or other proceeds of a litigation nature against the Borrower or any of its subsidiaries or assets, or any holders of Senior Indebtedness, in each case which seeks to enforce payment on this Note, or to prevent the holders of Senior Indebtedness from enforcing any of their rights or remedies, or (ii) any bankruptcy, reorganization or insolvency proceedings against the Borrower or any of its subsidiaries; provided, however, that the provisions of this sentence shall not apply to an action to enforce a payment permitted to be

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made pursuant to the proviso to the first sentence of Section 4(b) hereof or amounts due and payable on the Maturity Date (subject to the Lender's (and its assignee's) obligations pursuant to the last sentence of Section 4(b) hereof to turn over any such payment received in the case of amounts due and payable on the Maturity Date); provided, further, that the Lender (or its assignee) may, upon five days written notice given to the Borrower and the Administrative Agent under the Credit Agreement, exercise their rights, if any, to accelerate the maturity of the Note upon payment default if the holders of Senior Indebtedness have accelerated the maturity thereof.
Without limiting the generality of the first sentence of this paragraph, in no event (including without limitation a failure to make a payment permitted to be made pursuant to the provision to the first sentence of Section 4(b) hereof) shall the Lender or its assignees, without such written consent, commence or join with any other creditor or creditors of the Borrower or its subsidiaries in commencing any proceeding against the Borrower or its subsidiaries seeking relief under any bankruptcy, reorganization or insolvency laws.

     (d) DISTRIBUTION ON DISSOLUTION, LIQUIDATION AND REORGANIZATION; SUBROGATION OF NOTE. Upon any distribution of assets of Borrower (or Borrower's assignee) upon any dissolution, winding up, liquidation or reorganization of Borrower (or Borrower's assignee), whether in bankruptcy, insolvency, reorganization or receivership proceedings, federal or state, or upon an assignment for the benefit of creditors or any other marshaling of all or any part of the assets and liabilities of Borrower (or Borrower's assignee) or otherwise:

          (1) the holders of all Senior Indebtedness shall first be entitled to receive payment in full thereof before Lender is entitled to receive any payment upon the principal of or interest on indebtedness evidenced by this Note;

          (2) any payment or distribution of assets of Borrower (or Borrower's assignee) of any kind or character, whether in cash, property or securities, to which Lender would be entitled except for the provisions of this Section 4 shall be paid or delivered by Borrower (or Borrower's assignee) or any liquidating trustee, trustee in bankruptcy, receiver, agent or other person making such payment or distribution directly to the holders of Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, as their interests appear, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; and

          (3) in the event that, notwithstanding the foregoing, any payment or distribution of assets of Borrower (or Borrower's assignee) of any kind or character, whether in cash, property or securities (other than payments in the form of equity securities of the Borrower), shall be received by Lender before all Senior Indebtedness is paid in full, such payment or distribution shall be paid over or delivered to the holders of such Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have

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been issued, as their interests appear, for application to the payment of all
Senior Indebtedness remaining unpaid until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution to the holder of such Senior Indebtedness.

     Subject to the prior payment in full of all Senior Indebtedness, Lender shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of Borrower (or Borrower's assignee) applicable to the Senior Indebtedness until the principal of and interest on this Note shall be paid in full and no such payments or distributions to Lender of cash, property or securities otherwise distributable to the Senior Indebtedness shall, as between Borrower (or Borrower's assignee), its creditors other than the holders of Senior Indebtedness, and Lender, be deemed to be a payment by Borrower (or Borrower's assignee) on account of this Note. It is understood that the provisions of this
Section 4 are and are intended solely for the purpose of defining the relative rights of the Lender, on the one hand, and the holders of Senior Indebtedness, on the other hand. Nothing contained in this Section 4 or elsewhere in this
Note is intended to or shall impair, as between Borrower (or Borrower's assignee), its creditors other than the holders of Senior Indebtedness, and Lender, the obligation of Borrowers (or Borrower's assignee), which is unconditional and absolute, to pay to Lender the principal of and interest on this Note as and when the same shall become due and payable in accordance with its terms or to affect the relative rights of Lender and creditors of Borrower (or Borrower's assignee) other than the holders of Senior Indebtedness, nor shall anything herein or in this Note prevent Lender from exercising all remedies otherwise permitted by applicable law upon default hereunder, subject to the rights, if any, under this Section 4 of the holders of Senior Indebtedness in respect of cash, property or securities of Borrower (or Borrower's assignee) received upon the exercise of any such remedy. Upon any payment or distribution of assets of Borrower (or Borrower's assignee) referred to in this Section 4, Lender shall be entitled to rely upon any order or decree of a court or competent jurisdiction in which any proceedings of the nature referred to in this Section 4 are pending or upon a certificate of the liquidating trustee, trustee in bankruptcy, receiver, agent or other person making any distribution to Lender, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other indebtedness of Borrower (or Borrower's assignee), the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Section 4.

     (e) Lender and its assignees hereby irrevocably authorizes and empowers (without imposing any obligation on) the holders of the Senior Indebtedness, under the circumstances and to the extent set forth in Section 4(d) hereof, in each case in the name of the holders of the Senior Indebtedness or in the name of the Lender or its assignees or otherwise, as the holders of the Senior Indebtedness may reasonably deem necessary or advisable for the enforcement of the subordination provisions of this Section 4: (i) to demand, sue for, collect and receive every such payment or distribution described therein, (ii) if Lender or its assignees do not do so in a timely fashion, to file claims and proofs of claims in any statutory or non-statutory proceedings and (iii) to vote or consent with respect to this Note or any claim thereunder or

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with respect thereto, or any portion of this Note or such claim, whether in connection with any resolution, arrangement, plan or reorganization, compromise, settlement, election of trustees or otherwise.

     (f) No holder of Senior Indebtedness shall be prejudiced in its right to enforce the subordination contained herein in accordance with the terms hereof by any act or failure to act on the part of the Borrower.

     (g) AGREEMENT TO EFFECT SUBORDINATION. Lender by acceptance of this Note agrees to take such action and execute such documents as may be necessary or appropriate to effectuate the subordination as provided in this Section 4.

     5. WAIVER. Borrower waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note, and shall pay all costs of collection when incurred, including, without limitation, reasonable attorneys' fees, costs and other expenses. The right to plead any and all statutes of limitations as a defense to any demands hereunder is hereby waived to the fullest extent permitted by law.

     6. ATTORNEY'S FEES. In the event of default by the Borrower (or its assignee) in the payment of principal or interest due on this Note, Lender shall be entitled to receive and Borrower (or its assignee) agrees to pay all costs of collection incurred by Lender, including, without limitation, reasonable attorney's fees for consultation and suit.

     7. AMENDMENT AND WAIVER. Any term of this Note may be amended and the observance of any term of this Note may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Borrower and the holders of Notes representing a majority of the outstanding aggregate principal amount of the Notes; provided, however, the subordination provisions contained herein are solely for the benefit of the holders of the Senior Indebtedness and may not be rescinded, canceled, amended or modified in any way without the prior written consent thereto of the Administrative Agent under the Credit Agreement. Any waiver or amendment effected in accordance with this Section 7 shall be binding upon the holder of this Note and the holder of any securities into which this Note may be converted (including securities into which such securities have been converted), and upon each future holder of this Note and all such securities and the Borrower.

     8. GOVERNING LAW. This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

     9. SUCCESSORS AND ASSIGNS. The provisions of this Note shall inure to the benefit of and be binding on any successor to Borrower and shall extend to any holder hereof.

     10. SETOFF. Payments under this Note are subject to setoff as provided in Section

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7.5 of the Purchase Agreement dated as of September 3, 1997 between Color
Spot Nurseries, Inc., Oda Nursery, Inc., Kenneth Oda, Harunori Oda and Amy Oda Uyemura.

                                   * * * * * *

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     IN WITNESS WHEREOF, Borrower has duly executed this Note as of the date set forth above.

                                   CSN, INC.


                                   By:
                                      ----------------------------------
                                        Jimmie H. Tsurodome
                                        Vice President